1 Investor Presentation May 2018 1. Resource Capital Corp. will be changing its name to Exantas Capital Corp., effective at 5PM on May 25, 2018. The company’s common shares and Series C preferred shares will trade on the New York Stock Exchange under the symbols “XAN” and “XAN PrC,” respectively, beginning on May 29, 2018.

Forward Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation. We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including, but not limited to: . changes in our industry, interest rates, the debt securities markets, real . the timing of cash flows, if any, from our investments; estate markets or the general economy; . unanticipated increases in financial and other costs, including a . increased rates of default and/or decreased recovery rates on our rise in interest rates; investments; . our ability to maintain compliance with over-collateralization and . the performance and financial condition of our borrowers; interest coverage tests in our CDOs and/or CLOs; . the cost and availability of our financings, which depends in part on our . our dependence on Exantas Capital Manager Inc. (f/k/a Resource asset quality, the nature of our relationships with our lenders and other Capital Manager, Inc.), our “Manager”, and ability to find a suitable capital providers, our business prospects and outlook and general replacement in a timely manner, or at all, if we or our Manager market conditions; were to terminate the management agreement; . the availability and attractiveness of terms of additional debt . environmental and/or safety requirements; repurchases; . our ability to satisfy complex rules in order for us to qualify as a . availability, terms and deployment of short-term and long-term capital; REIT, for federal income tax purposes and qualify for our . availability of, and ability to retain, qualified personnel; exemption under the Investment Company Act of 1940, as . amended, and our ability and the ability of our subsidiaries to changes in our business strategy; operate effectively within the limitations imposed by these rules; . availability of investment opportunities in commercial real estate- . legislative and regulatory changes (including changes to laws related and commercial finance assets; governing the taxation of REITs or the exemptions from . the degree and nature of our competition; registration as an investment company); and . the resolution of our non-performing and sub-performing assets; . other factors discussed under Item IA. Risk Factors in our Annual . our ability to comply with financial covenants in our debt instruments; Report on Form 10-K for the year ended December 31, 2017 and . those factors that may be contained in any subsequent filing we the adequacy of our cash reserves and working capital; make with the Securities and Exchange Commission. We undertake no obligation, and specifically disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. i

Forward Looking Statements and Other Disclosures Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing the company’s financial performance. Please refer to page 27 for a definition of “Core Earnings” and the reconciliation of Net (Loss) Income to Core Earnings. Unless otherwise indicated, information included in this presentation is as of or for the period ended March 31, 2018. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of Resource Capital Corp., Exantas Capital Corp. (“XAN”) or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Hypothetical Performance Hypothetical performance results presented herein are for illustrative purposes only and should not be interpreted as an indication of future performance. Hypothetical performance results have many inherent limitations, some of which, but not all, are described herein. No representation is being made that any fund or account will or is likely to achieve profits or losses similar to those shown herein. In fact, there are frequently sharp differences between hypothetical performance results and the actual results subsequently realized by any particular investment program. One of the limitations of hypothetical performance results is that they are generally prepared with the benefit of hindsight. In addition, hypothetical investing does not involve financial risk, and no hypothetical track record can completely account for the impact of financial risk in investing. For example, the ability to withstand losses or adhere to a particular investment program in spite of losses are material points which can adversely affect actual investment results. The hypothetical performance results contained herein represent the application of the models as currently in effect, and there can be no assurance that the models or portfolio constituents will remain the same in the future or that an application of the current models in the future will produce similar results because the relevant market and economic conditions that prevailed during the hypothetical performance period will not necessarily recur. There are numerous other factors related to the markets in general or to the implementation of any specific investment program which cannot be fully accounted for in the preparation of hypothetical performance results, all of which can adversely affect actual investment results. Historical data and analysis should not be taken as an indication or guarantee of any future performance. ii

EXANTAS

Exantas Capital Corp. Overview

EXANTAS

- CRE credit focused REIT
- NYSE: XAN
- Externally managed by C-III Capital Partners ("C-III")[1]
- Headquarters: New York, NY

Sponsor Experience

- Extensive multi-cycle track record.
- Full scale platform.
- Management continuity.

CRE Credit Expertise

- Extensive multicycle investment expertise.
- Access to C-III's differentiated data and local contacts.
- Ability to source and underwrite in non-primary markets.

Refocused Investment Strategy

- Self-originated CRE loans.
- Longer duration commercial real estate credit investments.

Rejuvenated Business Plan

- CRE credit focused.
- Improved cost of capital.
- Divesting non-core businesses and assets.

1. XAN is externally managed by Exantas Capital Manager Inc. (f/k/a Resource Capital Manager, Inc.), an indirect wholly-owned subsidiary of C-III.

1

Investment Philosophy

EXANTAS

- XAN leverages C-III's capabilities and expertise to invest in CRE credit investments.
  - **Identify** opportunities across the capital stack of multiple asset classes.
  - **Source** through relationships and deal flow.
  - **Underwrite** using extensive asset management platform and portfolio of CRE services firms.
- C-III provides XAN with unique insight into the dynamics of CRE markets where information is limited.

Investment Opportunity

- Transitional CRE Lending
- Longer Duration CRE Credit Investments

→ Due Diligence/ Underwriting →

Leverage C-III's Platform of CRE Companies

- C-III Commercial Mortgage
- C-III Asset Management
- NAIGlobal
- us | residential
- RESOURCE
- RealCapital Markets

→ C-III Investment Shaping →

Investment Opportunity

- Risk Adjusted Return and Credit Focused Structuring
- Quality Sponsors and Quality Tenants
- Improved Collateral Pool, Lower LTV, Higher DSCR[1]

1. "LTV" stands for loan to value and "DSCR" stands for debt service coverage ratio.

2

XAN Senior Leadership

EXANTAS

Andrew L. Farkas



Chairman

- C-III Founder, Chairman and CEO.
- Served as Chairman and CEO of Insignia Financial Group, Inc. (NYSE: IFS), a global real estate services company founded by Mr. Farkas in 1990 that owned and/or managed:
  - 275,000 apartment units.
  - 200 million square feet of commercial space.

Robert C. Lieber



Chief Executive Officer

- C-III Principal since 2010.
- Served as Deputy Mayor for Economic Development under New York City Mayor Michael R. Bloomberg.
- 23 year tenure with Lehman Brothers, Global Head of Real Estate Investment Banking.

Matthew J. Stern



President

- C-III Executive since 2010.
- Served as Managing Director of the investment banking and corporate finance groups at Centerline Capital Group (NYSE: CNLH).
- Worked in the Global Mergers & Acquisitions Group of Lehman Brothers Holdings Inc.

David J. Bryant



Chief Financial Officer

- XAN CFO and Treasurer since June 2006.
- XAN investment committee member for last eight years.
- Over 35 years of real estate industry experience with responsibility for all SEC reporting and tax filings.
- Held several roles with Pennsylvania Real Estate Investment Trust.

Paul A. Hughson



Head of Commercial Real Estate Lending

- C-III Principal since 2010.
- Head of C-III's CRE equity investment and CRE lending teams that are responsible for acquiring over $3 billion of commercial real estate assets and originating $5 billion of commercial real estate loans, including agency referrals.
- 15 year tenure with Lehman Brothers Real Estate Group, Head of Global Credit Distribution.

George E. Carleton



Head of CMBS Investing

- C-III Principal since 2010.
- Head of C-III's CMBS investment team which was responsible for investing in CMBS trusts with underlying loan pools of more than $240 billion since 2010.
- CRE securitization investor since the early 1990s
- 12 year tenure with Travelers Insurance, multiple management positions.

>100 Investment Professionals

Seasoned commercial real estate team with expertise developed through multiple cycles

3

Manager Overview 4

Leading CRE Asset Management and Services Firm[1]

EXANTAS

Unique Information Advantage

>1,000 Real Estate Professionals Nationwide[6]

14 Office Locations

~240 Platform Offices Nationwide[4]

EXANTAS

Mortgage Origination

C-III Commercial Mortgage

EXANTAS

$10 billion

mortgage originations since inception

Commercial Real Estate Network

NAIGlobal

7,000

real estate professionals

$20 billion

CRE transaction volume annually

Loan Servicing

C-III Asset Management

$240 billion

named special servicing[2], resolved >$50 billion of defaulted loans[3]

Investment Management

C-III Investment Management

RESOURCE

Combined AUM of

>$9 billion[5]

Investment Sales

RealCapital Markets

$1.9 trillion

aggregate transaction value since 1999

Property Management

us | residential

>24,000

apartment units managed across US

1. Refers to C-III and its affiliate companies, including Exantas Capital Manager Inc.
2. Since inception.
3. As a named special servicer of CMBS trusts and CRE-CDO issuers.
4. Includes 225 NAI offices.
5. As of December 31, 2017, including C-III's investments. Refer to page 7 for more information.
6. Over 1,000 real estate professionals nationwide includes employees of C-III and its affiliates and does not include the 7,000 members of NAI Global.

5

National Footprint Ability to utilize local market CRE professionals nationwide to source, diligence and underwrite investments. NAI Locations USRG Managed Properties C-III Affiliate-Sponsored Fund Owned Properties Metropolitan Statistical Areas Where C-III Has Resolved Assets C-III Offices As of December 31, 2017. 6

C-III’s Investment Management Platform C-III is a leading commercial real estate asset management firm with $9.3 billion of AUM.1 Real Estate Debt Real Estate Equity Private/Public Non-Traded Exantas Balance Sheet Private Funds Funds2 REITS Assets Under $1.9 Billion $1.7 Billion $0.5 Billion $3.1 Billion $2.1 Billion Management1 Investment Transitional CRE High Yield CMBS, Bridge Loans, Value-Add, Value-Add Focus Lending, Longer CRE-CDOs Legacy 1.0 CMBS Opportunistic Duration Credit (primarily for Investments Special Servicing Control) Investment CRE Whole Loans, CMBS, CRE-CDO CRE Whole loans CRE Equity CRE Equity Type3 Mezzanine Debt certificates and CMBS (incl. Pref. Equity), CMBS, Net Lease 1. Assets under management (AUM) as of December 31, 2017 plus CRE credit investments of C-III. 2. Includes investments by certain funds in (i) real estate oriented public and private investment vehicles, (ii) corporate credit and (iii) corporate credit oriented public and private investment vehicles. 3. Commercial real estate (“CRE”) generally consists of properties or debt secured by properties, including, but not limited to, multifamily, office, hospitality, retail, industrial and manufactured housing. 7

Path Forward 8

Investment Portfolio Transformation 3Q’16 Assets1 Target Assets2 5% 25%-35% 32% CRE Loans 63% Other CRE Investments 65%-75% Non-Core Assets Non-Core Assets Include: Target Asset Benefits Include: . Legacy CRE Loans . Commercial Finance Assets Investment Type Benefit . . Middle Market Loans . Other Non-Core Assets . CRE Loans Floating Rate . . Residential Mortgage Shorter Duration Loans . Other CRE . Fixed/Floating Rate Investments3 . Longer Duration . Capital Appreciation 1. Quarter in which Strategic Plan was initiated. 2. The target asset base set forth herein is for illustrative and informational purposes only and has been presented based on various assumptions made by Exantas in relation to its investment strategy, any of which may prove to be incorrect. Due to various risks, uncertainties and changes (including changes in economic, operational, political or other circumstances) beyond the control of Exantas, the actual results could differ materially from the target asset allocations set forth herein. No assurance, representation or warranty is made by any person that the target asset base will be achieved and undue reliance should not be put on it. Prior performance is not indicative of future results and there can be no guarantee that the company will achieve the target asset base. 3. Other CRE Investments may include CMBS and net lease properties. 9

Strategic Plan Execution The Strategic Plan executed by C-III beginning in November 2016 has transformed XAN into a stable CRE credit investment vehicle. Before Strategic Plan1 After Strategic Plan1 Annual G&A (2016 vs. Post Plan) $63M ~$21M-$24M Non-CRE Employees 169 0 Corp. Debt Balance & Rate2 $267M (6.7%) $287M (5.3%) Preferred Equity Balance & Rate $285M (8.4%) $120M (8.6%) Originations (2016 vs. 2017) $197M $600M CMBS Acquisitions (2016 vs. 2017) $11M $212M 1. Information presented herein is as of September 30, 2016 for “Before Strategic Plan” and March 31, 2018 for “After Strategic Plan”, except for Annual G&A which is for the year ended December 31, 2016 for “Before Strategic Plan.” 2. Corporate debt rate assumes that LIBOR is constant at 1.7% for both periods. 10

Target Returns by Asset Class Asset Class Targeted Unlevered Yields1 Targeted Levered Yields1 CRE Whole Loans 5.0%-6.0% 9.0%-12.0% Mezzanine Debt 8.0%-11.0% 8.0%-11.0% Net Lease 5.5%-7.0% 8.0%-12.0% CMBS 4.0%-12.0% 9.0%-14.0% XAN Portfolio Total 9.0%-12.0% 1. The targeted yields set forth herein are for illustrative and informational purposes only and have been presented based on various assumptions made by Exantas in relation to its investment strategy, any of which may prove to be incorrect. Due to various risks, uncertainties and changes (including changes in economic, operational, political or other circumstances) beyond the control of Exantas, the actual results could differ materially from the targeted yields set forth herein. In addition, industry experts may disagree with the assumptions used in presenting the targeted yields. No assurance, representation or warranty is made by any person that the targeted yields will be achieved and undue reliance should not be put on them. Prior performance is not indicative of future results, and there can be no guarantee that the targeted yields will achieved. 11

Illustrative Earnings Profile1 (In millions, except share and per share data) Investable Corporate Capital Convertible Notes $218.4 Trust Preferred Securities2 50.0 Preferred Equity 116.0 Common Equity 434.2 Corporate Capital Base $818.6 Less: Working Capital (50.0) Investable Corporate Capital $768.6 Illustrative Return on Equity 10.0% 11.0% Commercial Real Estate Net Interest Income $76.9 $84.5 Less: General and Administrative (11.0) (11.0) Less: Base Management Fee3 (8.3) (8.3) Less: Corporate Interest4 (16.3) (16.3) Less: Preferred Dividends (10.4) (10.4) Core Earnings $30.9 $38.6 Fully Diluted Share Count5 31.3 31.3 Core Earnings Per Share6 $0.99 $1.23 1. This illustration is presented solely for demonstrating our capitalization model assuming varying degrees of return on equity, and should not be viewed as indicative of the results that will be achieved in any period. The illustration excludes incentive management fees that could potentially be earned by the Manager. Please refer to Hypothetical Performance note contained on page ii. 2. Excludes $2 million of XAN’s trust preferred securities held as an investment on XAN’s balance sheet. 3. XAN’s projected annualized base management fee beginning in the first quarter of 2019. 4. Excludes amortization of the non-cash GAAP discount associated with the convertible notes. 5. Fully diluted share count as of March 31, 2018. 6. See page 27 for a definition and reconciliation of Core Earnings to Net (Loss) Income. 12

Deployment Progress Summary of 1Q’18 CRE Investment Portfolio Growth ($ in Millions) +17% Loans 9 $1,628 $1,450 $1,496 $1,387 $1,349 Amount $146 Million Spread 3.94% Bonds 4 Face Amount $44 Million 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 Wtd. Avg. Coupon 3.88% CRE Loans Other CRE Investments 13

CRE Loan Origination 14

Leveraging Platform to Find Good Risk-Adjusted Returns XAN’s core investment strategy is to originate transitional CRE loans, which C-III enhances by: . Expanding XAN’s product type and structuring capabilities. . Broadening XAN’s spectrum of borrower relationships through the combined XAN and C-III origination team of almost 30 investment professionals. Due Diligence & Investment Asset Sourcing Underwriting Approval Management . 30+ year industry history . Network of over 7,000 local . Investment committee . Ongoing local market of C-III executive market real estate members have updates through C-III’s management team. professionals in the U.S. experience through platform of companies. . Historical XAN borrower providing real-time, “boots multiple market cycles. . Proactive management relationships. on the ground” credit data. . Investment committee of investment portfolio . . Borrowers from C-III’s Access to first-hand data members comprise stemming from C-III’s loan servicing platform. trends throughout the U.S., leadership of C-III’s special servicing including in secondary and different investment background. . C-III relationships with tertiary markets where verticals. borrowers and operating property information may partners. be limited to other lenders. . Issuers dating back to . “Bottom up" underwriting inception of CMBS. focused on specific market data, rather than simply relying on general market information provided by brokers. 15

XAN’s CRE Loan Portfolio Diversification XAN CRE Loan Balance by NCREIF U.S. Region1 XAN Loan Balance by Property Type1 Pacific 24.5% Northeast 9.0% West North Multifamily Retail Central 0.8% East North 48.6% 18.3% Central Mountain 5.1% 12.7% Mid Atlantic 8.8% Southeast 10.8% Southwest 28.3% Office Hotel 20.2% 8.6% Top State Concentration Metrics: . Texas represents 26.2% of the total . Florida and North Carolina represent loan pool. 8.1% and 5.8%, respectively, of the . Southern and Northern California total loan pool. Other2 represent 14.3% and 7.8%, . Arizona and Pennsylvania represent 4.3% respectively, of the total loan pool. 5.4% and 5.2%, respectively, of the total loan pool. 1. At March 31, 2018; $1,377.0 million at carrying value, excludes loans classified as assets held for sale of $57.3 million. 2. Other property types include (i) manufactured housing, 2.0%; (ii) industrial, 1.4%; and self storage, 0.9% at March 31, 2018. 16

XAN’s Origination Platform Comprehensive % of loans Deals Screened1 origination, screened underwriting, due 100% diligence and ~$22.5B vetting process. Reviewed and Quoted1 25% ~$5.6B Underwritten1 8% ~$1.8B Deals Closed $600M 3% 1. Values are approximate and represent all calendar year 2017 activity for XAN. 17

Real Estate Credit Investment Opportunities: Duration and Diversification 18

Benefits of Longer Duration Investments . Transitional CRE lending remains XAN’s primary investment strategy. . As an open-ended, stable income-oriented investment vehicle, supplementing XAN’s loan portfolio with longer duration investments can enhance return on equity and could provide increased: – Earnings visibility; – Cash flow stability; and – Capital deployment consistency. . Select longer duration assets also have attractive portfolio diversification and tax attributes. 19

CMBS Investing . CMBS investments improve XAN’s portfolio diversification. ‒ CMBS collateral pools consist of numerous fixed-rate, stable income producing properties. . In-house CMBS expertise and trading flow position XAN to invest throughout the CMBS capital stack. . CMBS B-Piece investing provides the forum to “shape” the credit quality of CMBS collateral pools. ‒ CMBS B-Piece investment process can improve credit quality and enhance risk-adjusted returns for XAN. Initial Tape Final from Issuer Investment  Improved DSCR  Improved LTV  Improved Credit 20

Applying Competitive Advantages to CMBS Ability to Re-Underwrite Assess Risk, Shape Credit, Invest Capital Every Loan in Pool at Any Risk/ Return Objective Principal & Interest Borrower & Lender Multiple Lenders Sell Master Servicer administers timely payment of principal and interest from Close 1st Mortgage 1st Mortgages to CMBS Trust Borrower to CMBS Trust, then from CMBS Trust to CMBS Tranches, sequentially. Property1 Capitalization2 CMBS Trust CMBS Tranches Industrial 1st Mortgage 1st Mortgage (60%) Office 1st AAA Mortgage Equity (40%) Retail 1st Mortgage AA Property1 Capitalization2 A BBB Multifamily 1st BB - NR Mortgage 1st Mortgage (60%) Equity Hotel 1st Mortgage Equity (40%) 1. Property photos are representative of generic commercial real estate assets. The properties pictured are not owned by XAN or any of its affiliates and may not be representative of the assets underlying the CMBS trusts in which XAN may invest in the future. 2. Capitalization is an illustrative CMBS trust. The mechanics and structure of any CMBS trust may differ materially from the example shown above. 21

Net Lease Investment Opportunity . Net lease investments provide a long duration supplement to XAN’s asset portfolio. – Single tenant office, industrial and retail properties. – Rated and unrated credit tenants. . Broad platform provides sourcing, due diligence, underwriting and credit capabilities necessary to identify attractive risk-adjusted investments. Due Diligence & Investment Sourcing Investment Underwriting Approval . Developer . CRE Credit . Attractive ROE Relationships . Corporate/ Tenant Opportunities . Broker Analysis . Desirable Tax Relationships Attributes . Operating Partners Value through CRE underwriting and tenant counterparty credit attributes 22

Summary 1 Executed Strategic Plan 2 Leverage C-III’s Sponsorship . Refocused Investment Strategy . Full Scale Platform . Rejuvenated Business Plan . Differentiated Data and Network . Created Path to Deliver Core Earnings . Experienced Management Team 3 XAN’s Investment Capabilities 4 Generate Long Term Shareholder Value . Experienced Originations Staff . Enhance Risk-Adjusted Returns . Deep Market Relationships . Increase Earnings Visibility . Expanded CRE Investment Mandate . Grow and Stabilize Core Earnings 23

Appendix 24

Consolidated Statements of Operations (In thousands, except share and per share data) For the Three Months Ended For the Years Ended Mar. 31, 2018 Mar. 31, 2017 Dec. 31, 2017 Dec. 31, 2016 Revenues Interest income $25,957 $25,471 $99,318 $112,618 Interest expense 14,384 14,254 57,657 53,747 Net interest income 11,573 11,217 41,661 58,871 Other (expense) revenue (95) 928 2,048 3,809 Total revenues 11,478 12,145 43,709 62,680 Operating Expenses Management fees 2,813 2,680 13,117 12,991 Equity compensation 967 788 2,738 3,025 General and administrative 3,060 3,863 15,846 15,197 Depreciation and amortization 13 68 139 1,566 Impairment losses - 177 177 26,470 (Recovery of) provision for loan and lease losses, net (799) 999 1,772 17,765 Total operating expenses 6,054 8,575 33,789 77,014 Other Income (Expense) Equity in (losses) earnings of unconsolidated entities (292) 361 39,545 5,973 Net realized and unrealized (loss) gain on investment securities, loans & derivatives (647) 6,695 17,380 6,464 Fair value adjustments on financial assets held for sale (4,665) (21) (1,831) - Loss on extinguishment of debt - - (10,365) - Other (expense) income 11 68 (579) 1,555 Total other (expense) income (5,593) 7,103 44,150 13,992 (Loss) Income from Continuing Operations before Taxes (169) 10,673 54,070 (342) Income tax benefit (expense) 32 (1,499) (6,613) (10,992) Net (Loss) Income from Continuing Operations (137) 9,174 47,457 (11,334) Net Income (Loss) from Discontinued Operations, Net of Tax 247 (561) (14,116) (19,260) Net Income (Loss) 110 8,613 33,341 (30,594) Net income allocated to preferred shares (5,210) (6,014) (24,057) (24,091) Consideration paid (in excess of) less than carrying value of preferred shares (7,482) - (3,803) 1,500 Net loss allocable to non-controlling interest, net of taxes - 101 196 229 Net (Loss) Income Allocable to Common Shares ($12,582) $2,700 $5,677 ($52,956) Net (Loss) Income Per Common Share - Basic and Diluted ($0.40) $0.09 $0.18 ($1.73) Weighted Average Number of Common Shares Outstanding – Basic 31,111,315 30,752,006 30,836,400 30,539,369 Weighted Average Number of Common Shares Outstanding - Diluted 31,111,315 30,914,148 31,075,787 30,539,369 25

Consolidated Balance Sheets (In thousands, except share and per share data) Mar. 31, 2018 Dec. 31, 2017 Assets Cash and cash equivalents $61,500 $181,490 Restricted cash 546 22,874 Accrued interest receivable 6,945 6,859 CRE loans, net of allowances of $4,529 and $5,328 1,376,999 1,284,822 Investment securities available-for-sale 250,746 211,737 Investment securities, trading 164 178 Loans held for sale - 13 Principal paydowns receivable 20 76,129 Investments in unconsolidated entities 6,439 12,051 Derivatives, at fair value 1,751 602 Direct financing leases, net of allowances of $735 89 151 Other Assets 6,981 7,451 Assets held for sale (amounts include $57,341 and $61,841 of legacy CRE loans held for sale in continuing operations) 77,621 107,718 Total Assets $1,789,801 $1,912,075 Liabilities Accounts payable and other liabilities $6,654 $5,153 Management fee payable 938 1,035 Accrued interest payable 3,244 4,387 Borrowings 1,222,386 1,163,485 Distributions payable 3,308 5,581 Preferred stock redemption liability - 50,000 Derivatives, at fair value - 76 Accrued tax liability 209 540 Liabilities held for sale 2,883 10,342 Total Liabilities 1,239,622 1,240,599 Stockholders’ Equity Preferred stock, par value $0.001: 10,000,000 shares authorized 8.25% Series B Cumulative Redeemable Preferred Stock, liquidation - 5 preference $25.00 per share; 0 and 4,613,596 shares issued and outstanding Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred 5 5 Stock, liquidation preference $25.00 per share; 4,800,000 and 4,800,000 shares issued and outstanding Common stock, par value $0.001: 125,000,000 shares authorized; 31,650,417 and 31,429,892 shares issued and outstanding (including 32 31 465,808 and 483,073 unvested restricted shares) Additional paid-in capital 1,080,927 1,187,911 Accumulated other comprehensive income 1,154 1,297 Distributions in excess of earnings (531,939) (517,773) Total Stockholders’ Equity 550,179 671,476 Total Liabilities and Stockholders’ Equity $1,789,801 $1,912,075 26

Core Earnings

EXANTAS

(In thousands, except share and per share data)

	For the Three Months Ended				For the Year Ended	For the 3 Months Ended
	Mar. 31, 2017	Jun. 30, 2017	Sept. 30, 2017	Dec. 31, 2017	Dec. 31, 2017	Mar. 31, 2018
Net income (loss) allocable to common shares – GAAP	$2,700	$2,464	$12,644	($12,131)	$5,677	($12,582)
Reconciling items from continuing operations:						
Non-cash equity compensation expense	788	734	895	321	2,738	967
Non-cash provision for (recovery of) CRE loan losses	860	-	(612)	1,254	1,502	(799)
Unrealized (realized) loss on core activities	-	-	1,500	667	2,167	(2,167)
Non-cash amortization of discounts or premiums associated with borrowings	414	414	2,450	780	4,058	778
Net (income) loss from limited partnership interest owned at the initial measurement date	(358)	728	703	-	1,073	-
Income tax expense (benefit) from non-core investments	1,499	-	4,464	674	6,637	(32)
Net realized (gain) loss on non-core assets	-	(1,785)	(39,230)	(1,387)	(42,402)	215
Net (income) loss from non-core assets	(1,429)	(2,840)	(1,432)	1,010	(4,691)	397
Reconciling items from discontinued operations and CRE assets:						
Net interest income on legacy CRE loans held for sale	(1,324)	(981)	(947)	(71)	(3,323)	(322)
Realized loss (gain) on liquidation of CRE loans	(6,954)	(5,608)	73	103	(12,386)	-
Fair value adjustments on legacy CRE loans held for sale	-	-	-	1,942	1,942	4,672
Net (income) loss from other non-CRE investments held for sale	(24)	(275)	13	(688)	(974)	478
Loss (income) from discontinued operations, net of taxes	561	4,184	6,087	3,284	14,116	(247)
Core Earnings allocable to common shares	($3,267)	($2,965)	($13,392)	($4,242)	($23,866)	($8,642)
Core Earnings per common share	($0.11)	($0.10)	($0.43)	($0.14)	($0.77)	($0.28)
Reconciling items for nonrecurring activities:						
Loss on redemption of Series A and Series B Preferred Stock	-	-	-	3,803	3,803	7,482
Loss on extinguishment of Convertible Notes	-	-	8,509	-	8,509	-
Incentive management fee from non-core activities	-	-	2,154	-	2,154	-
Realized loss on core activities	-	-	-	-	-	2,167
Core Earnings allocable to common shares, adjusted	($3,267)	($2,965)	($2,729)	($439)	($9,400)	$1,007
Core Earnings per common share, adjusted	**($0.11)**	**($0.10)**	**($0.09)**	**($0.01)**	**($0.31)**	**$0.03**
Weighted Average Number of Common Shares Outstanding	30,752,006	30,820,442	30,857,232	30,914,269	30,836,400	31,111,315

Core earnings is a non-GAAP financial measure that we use to evaluate our operating performance and we believe is useful to analysts, investors and other parties in the evaluations of REITs. Core Earnings exclude the effects of certain transactions and accounting principles generally accepted in the United States of America ("GAAP"), adjustments that we believe are not necessarily indicative of our current CRE loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets such as commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale at the initial measurement date.

Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shareholders, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items.

Pursuant to the Third Amended and Restated Management Agreement, we calculate incentive compensation using Core Earnings excluding incentive fees payable to the Manager beginning with the three months ended December 31, 2017. For reporting purposes, beginning with the three months and year ended December 31, 2017, we include incentive fees payable to the Manager in Core Earnings.

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Capitalization and Liquidity at March 31, 2018 XAN Capitalization XAN Liquidity $2,000 $600 Item Amount Wghtd. Avg. Cost Item Cash/Availability $1,800 $500 $1,600 Term & Repurchase $653 L + 2.38% Facilities Barclays 1 $250 $1,400 CRE Facility $400 $1,200 $1,000 Securitizations $299 L + 1.48% $300 $800 Wells Fargo Convertible Notes $218 5.26% $142 $200 CRE Facility $600 Trust Preferred Sec. $52 L + 3.95% Preferred Equity $116 8.63% $400 Morgan Stanley $100 $78 CRE Facility $200 Common Equity $434 Cash $62 $0 $0 XAN Capitalization $1,772 XAN Cash & Availability $532 Modest leverage of 2.2x debt to equity. XAN’s Strategic Plan has created liquidity to deploy into CRE credit investments. Note: Dollars in millions. Face amount of convertible notes and preferred equity are $235 million and $120 million, respectively. 1. Barclays facility established in April 2018. 28

Strategic Plan Progress $380.5 million of the Strategic Plan assets have been sold for proceeds of $400.6 million. Impairments and Impairments and Assets Monetized Net Book Value Identified Assets, Adjustments on Adjustments on through at March 31, at Plan Inception Non-Monetized Monetized Assets March 31, 2018 2018 (in millions) Assets Discops and AHFS1 Legacy CRE Loans $194.7 ($18.3) ($11.7) ($107.4) $57.3 Middle Market Loans2 73.8 (17.0) (0.8) (54.0) 2.0 Residential Mortgage 56.6 (1.7) (9.6) (43.7) 1.6 Lending Segment3 Other AHFS 5.9 0.0 3.9 (8.9) 0.9 Subtotal – Discops $331.0 ($37.0) ($18.2) ($214.0) $61.8 and AHFS Investments in Unconsolidated 86.6 0.0 38.3 (124.3) 0.6 Entities3 Commercial Finance 62.5 0.0 0.0 (62.3) 0.2 Assets Total $480.1 ($37.0) $20.1 ($400.6) $62.6 1. “Discops” and “AHFS” are abbreviations for Discontinued Operations and Assets Held For Sale, respectively. 2. Middle Market Loans include pro forma adjustments of $14.8 million for proceeds received in May 2018. 3. Residential Mortgage Lending Segment and Investments in Unconsolidated Entities include pro forma adjustments of $3.6 million and $4.3 million, respectively, for proceeds received in April 2018. 29